UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 30, 2024

YIELD10 BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33133	04-3158289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Presidential Way, Woburn, Massachusetts		01801
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 583-1700
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement
On October 1, 2024, Yield10 Bioscience, a Delaware corporation, its wholly-owned subsidiary Yield10 Oilseeds, Inc. (together, the “Company”), and Nuseed Nutritional US Inc. (the “Purchaser”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) pursuant to which Purchaser will acquire substantially all of the Company’s assets (the “Asset Sale”). Pursuant to the Asset Purchase Agreement, Purchaser will pay to the Company an aggregate purchase price of up to $5,000,000 in cash, which amount will be reduced by amounts owed under the secured promissory note issued by the Company to the Purchaser that remain outstanding on the date of closing of the Asset Sale (the “Closing”) and the amount of Assumed Payables (as defined in the Asset Purchase Agreement) assumed by the Purchaser at the Closing. As of the date hereof, the amounts owed under the promissory note is $1,850,000.
The Asset Purchase Agreement, the Asset Sale and the other transactions contemplated by the Asset Purchase Agreement have been unanimously approved by the board of directors of the Company (the “Board”). The Asset Purchase Agreement, the Asset Sale and other transactions contemplated by the Asset Purchase Agreement must also be approved by the Company’s stockholders, as a condition to the Closing.
The Asset Purchase Agreement contains customary representations, warranties, conditions and covenants, including covenants (i) concerning the conduct of business by the Company prior to the Closing and (ii) prohibiting the Company and its representatives from soliciting, initiating or knowingly inducing, encouraging or facilitating any competing acquisition proposal, subject to certain limited exceptions. In addition, the Company and Purchaser have agreed to use their best efforts to consummate the Asset Sale and other transactions contemplated by the Asset Purchase Agreement.
The Company has filed a preliminary proxy statement and will prepare and file a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) and, subject to certain exceptions, the Board will recommend that the Asset Purchase Agreement be adopted by the Company’s stockholders at a special meeting of the Company’s stockholders (the “Board Recommendation”) as soon as possible. However, subject to the satisfaction of certain terms and conditions, the Company and the Board, as applicable, are permitted to take certain actions which may, as more fully described in the Asset Purchase Agreement, include changing the Board Recommendation as a result of an intervening event if, and among other things, the Board has concluded in good faith after consultation with its financial advisors and outside legal counsel that the failure to take such action would cause the Board to be in breach of its fiduciary duties to the Company’s stockholders under applicable law.
Each party’s obligation to consummate the Asset Sale is also conditioned upon certain other customary closing conditions, including the accuracy of the other party’s representations and warranties as of the Closing, subject, in certain instances, to certain materiality and other thresholds, the performance by the other party of its obligations and covenants under the Asset Purchase Agreement in all material respects, obtaining the requisite stockholder vote, the delivery of certain related ancillary documents by the other party and the absence of any injunction or other legal prohibitions preventing consummation of the Asset Sale. The Company has also agreed to indemnify Purchaser from and against any losses due to breaches of the Company’s representations, warranties and covenants contained in the Asset Purchase Agreement and certain other liabilities.
The Asset Purchase Agreement contains certain customary termination rights in favor of each of the Company and Purchaser, including Purchaser’s right to terminate the Asset Purchase Agreement if the Board changes the Board Recommendation. In addition, subject to customary exceptions, the Asset Purchase Agreement may be terminated by either party if the Closing has not occurred by December 31, 2024, subject to extension in certain specified circumstances. In connection with a termination of the Asset Purchase Agreement under specified circumstances, including due to a change in the Board Recommendation, the Company will be required to pay Purchaser a fee of $120,000.
The Asset Purchase Agreement has been included as an annex to the preliminary proxy statement for the special meeting solely to provide investors with information regarding its terms. It is not intended to be a source of financial, business or operational information about the Company. The representations, warranties and covenants contained in the Asset Purchase Agreement were made only for the purposes of the Asset Purchase Agreement as of the dates specified therein and solely for the benefit of the parties to the Asset Purchase Agreement. In addition, the representations, warranties and covenants contained in the Asset Purchase Agreement may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Asset Purchase Agreement, including the Company’s representations, warranties and covenants being qualified by confidential disclosure schedules made for the purpose of allocating contractual risk amongst the parties as opposed to establishing such matters as facts, and may further be subject to certain standards of materiality applicable to the parties that differ from those applicable to investors. As a result, investors should not rely on the representations, warranties and covenants included in the Asset Purchase Agreement, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company and its business. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The foregoing description of the terms of the Asset Purchase Agreement is not complete and is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is included as Annex A to the Company's proxy statement for the special meeting of the stockholders to approve the Asset Purchase Agreement, the Asset Sale and the Dissolution and incorporated herein by reference.
Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Action was taken by the Compensation Committee of the Company's Board of Directors in consultation with its executive officers to amend their individual employment agreements in order to reduce the Company’s severance payment obligations. On September 30, 2024, the Company entered into new amendments (the "Second Amendments") to the employment agreements with each of Dr. Oliver P. Peoples (Chief Executive Officer), Lynne Brum (Vice President of Planning and Corporate Communications), Dr. Kristi Snell (Chief Science Officer), and Charles Haaser (Chief Accounting Officer) (each, an “Executive”). The previously amended Executive employment agreements, each dated as of March 28, 2017, had been amended previously on December 6, 2023 (the “First Amendments,” and as so amended, the “Agreements”).
Notwithstanding anything in the Agreements to the contrary, in recognition of their significant efforts toward the successful completion of the Asset Purchase Agreement between the Company and Purchaser, and the agreement of each Executive to defer compensation under their respective Agreements since the date of the First Amendments, each of the Executives shall be entitled to payment of a cash severance. The severances will be determined by the Compensation Committee within a range of 40% - 60% of the amount to which each Executive would have been entitled to pursuant to Section 5.2 of their individual Agreements relating to a resignation for Good Reason. The severances will be calculated using the Executive’s base salary as it was in effect immediately prior to the First Amendment). Payment of the severances shall be subject to available funds, promptly following the Closing, and regardless of whether the Executive remains an employee of the Company at the time of such Closing. Further, with respect to Dr. Snell, the notice period set forth in Section 4.1 of her Agreement is hereby waived, provided that Dr. Snell does not resign her employment with the Company prior to October 31, 2024, or such earlier date as approved by the Company. With respect to Dr. Peoples, the amount to be paid shall not include any amount for his target bonus, as defined in his previously amended Agreement. In addition, subject to the each Executives' elections, payment of COBRA premiums to maintain medical and dental benefits in effect at the time of the Closing shall be made until the earlier of (a) 6 months following the Closing (12 months in the case of Dr. Peoples) and (b) the date such Executive becomes insured under a medical insurance plan providing similar benefits to that of the Company’s plan.
The foregoing description of the terms of the Second Amendments are not complete and are qualified in their entirety by reference to the form of Second Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 8.01 Other Events
In connection with the approval of the Asset Purchase Agreement, the Asset Sale and the other transactions contemplated by the Asset Purchase Agreement, the Board has approved the liquidation and dissolution of the Company (the “Dissolution”), to take place following the completion of the Asset Sale. The Dissolution will occur pursuant to a Plan of Dissolution (the “Plan of Dissolution”).
Based on the Company’s current cash and cash equivalents of approximately $1,160,000 as of September 20, 2024, and a review of the Company’s estimated operating expenses and future estimated liabilities, including reasonable provision for expenses of liquidation and potential, contingent or unknown liabilities as required by Delaware law, as of the date of this Current Report on Form 8-K, if the Asset Sale is consummated, the Company currently estimates that the aggregate amount of an initial liquidating distribution to its stockholders will be between $0.14 and $0.92 per share of common stock (based on 665,789 shares of common stock outstanding as of September 20, 2024). If the Asset Sale Proposal is not consummated, the Company does not foresee any funds being available for distribution to its stockholders.
The Company intends to make this initial distribution as soon as practicable following the filing of a certificate of dissolution with the Delaware Secretary of State as creditor claims and contingent liabilities are paid or settled; however, the Company is unable to predict the precise amount or timing of the initial distribution or of any additional liquidating distributions following the initial liquidating distribution. The timing and amount of the initial distribution and any such additional liquidating distributions will depend upon the actual expenses incurred, the timing of the resolution of matters for which the Company has established the contingency reserve, the amount to be paid in satisfaction of such contingencies, obligations and provisions during the liquidation and winding-up process, as well as its ability to convert its remaining assets to cash. Any liquidating distributions from the Company will be made to its stockholders according to their holdings of common stock as of the date the

Company files a certificate of dissolution, which shall be the date on which the Company closes its stock transfer books and discontinues recording transfers of its common stock except for transfers by will, intestate succession or operation of law.
The Asset Purchase Agreement, the Asset Sale, and the Dissolution are subject to the approval of the Company’s stockholders. The Company has filed a preliminary proxy statement and intends to file a definitive proxy statement with the SEC with respect to a special meeting of the Company’s stockholders, at which meeting the Company’s stockholders will be asked to, among other items, consider and approve the Asset Purchase Agreement, the Asset Sale, and the Dissolution pursuant to the Plan of Dissolution, a copy which is included as Annex A to the proxy statement, following the completion of the Asset Sale.
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, or the completion or effects of the Asset Sale and the Plan of Dissolution. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the Asset Sale, satisfaction of closing conditions precedent to the consummation of the Asset Sale, potential delays in consummating the Asset Sale, the portion of the cash consideration subject to the achievement of certain clinical development milestones, the ability of the Company to timely execute the Plan of Dissolution, the execution costs to the Company of the Asset Sale and Plan of Dissolution, the extent of other liabilities that the Company will be required to satisfy or reserve for in connection with the Dissolution, our ability to pay additional severance benefits to certain of our executive officers in connection with the Asset Sale and the timing thereof, the precise amount or timing of the initial liquidation distribution or any additional liquidating distributions following the initial liquidating distribution made pursuant to the Plan of Dissolution, and the impact of these costs and other liabilities on the cash, property and other assets available for distribution to the Company’s stockholders. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most recent filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.
The forward-looking statements included in this information statement are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.
Additional Information and Where to Find It
The Company has filed a proxy statement with the SEC with respect to the special meeting to be held in connection with the Asset Sale and Dissolution. Promptly after filing the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting to consider the Asset Sale and Dissolution. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the preliminary and definitive versions of the proxy statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the Asset Sale and Dissolution at the SEC’s website (http://www.sec.gov). Copies of the Company’s definitive proxy statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the Asset Sale and Dissolution will also be available, free of charge, at the Company’s investor relations website (https://ir.yield10bio.com/sec-filings). Our website address is provided as an inactive textual reference only. The information provided on, or accessible through, our website is not part of this Current Report on Form 8-K, and therefore is not incorporated herein by reference.
Participants in the Solicitation
The Company and its executive officers will be participants in the solicitation of proxies from the Company’s stockholders in connection with the Asset Sale and Dissolution. Information regarding the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Certain Beneficial Owners and Management,” “Director Compensation,” and “Executive

Compensation-Outstanding Equity Awards at Fiscal Year-End” contained in the Company’s proxy statement for its 2024 annual meeting of stockholders (the “2024 Proxy Statement”). To the extent that the Company’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2024 Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. The executive officers of the Company will be entitled to severance and change in control benefits as described in the 2024 Proxy Statement under the caption “Executive Compensation—Executive Employment Agreements”. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement for the Company’s special meeting of stockholders and other relevant materials to be filed with the SEC in respect of the Asset Sale and the Dissolution when they become available. These documents can be obtained free of charge from the sources indicated above.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

Number	Description of Exhibits
10.1	Form of Second Amendment to Employment Agreements, dated September 30, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YIELD10 BIOSCIENCE, INC.

October 3, 2024	By:	/s/ Oliver P. Peoples
Oliver P. Peoples
President & Chief Executive Officer